Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

The Company’s Compensation Committee approves equity awards for our NEOs on or before the date of grant, and it is the Compensation Committee’s general practice to approve annual equity awards in August of each year. On occasion, equity awards may be granted outside of our annual grant cycle for new hires, promotions, retention, or other purposes. Generally, the date of grant for equity awarded to our NEOs is during an open quarterly window period under the Company’s insider trading policy or when the Company otherwise has no material non-public information. The Company does not permit the timed disclosure of material non-public information for the purpose of affecting the value of executive compensation.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false